UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 26, 2020
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001657325

Citigroup Commercial Mortgage Trust 2015-GC35

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number: 0001541502)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

Rialto Mortgage Finance, LLC

(Central Index Key Number: 0001592182)

FCRE REL, LLC

(Central Index Key Number: 0001636352)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-189017-12 (Commission File Number of the issuing entity)	81-0784272 81-0770958 81-6160630 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02 Change of Servicer or Trustee.

Reference is hereby made to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of December 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, relating to the issuing entity known as Citigroup Commercial Mortgage Trust 2015-GC35 (the “Issuing Entity”) and the series of commercial mortgage-pass through certificates known as the Citigroup Commercial Mortgage Trust 2015-GC35, Commercial Mortgage Pass-Through Certificates, Series 2015-GC35.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 8, 2015 and filed with the Securities and Exchange Commission on December 8, 2015 under Commission File No. 333-189017-12.

Effective as of August 26, 2020, C-III Asset Management LLC has transferred substantially all of its assets to Greystone Servicing Company LLC, and Greystone Servicing Company LLC has assumed all of the duties and responsibilities of C-III Asset Management LLC as special servicer under the Pooling and Servicing Agreement.  A copy of the related Assignment and Assumption Agreement (Special Servicing), dated August 26, 2020, is attached hereto as Exhibit 20.1.

The Special Servicer

As of August 26, 2020, C-III Asset Management LLC, a Delaware limited liability company (“C-III AM”) assigned substantially all of its assets to Greystone Servicing Company LLC, a Delaware limited liability company (“Greystone Servicing”), and Greystone Servicing, as the successor to C-III AM as Special Servicer, has assumed all of the duties, responsibilities and liabilities of the Special Servicer under the Pooling and Servicing Agreement. The principal place of business of Greystone Servicing is located at 419 Belle Air Lane, Warrenton, Virginia  20186.

Greystone Servicing, which is 100% indirectly owned by Stephen Rosenberg, provides primary and special loan servicing for third party portfolio owners, commercial mortgage backed securities trusts, government agencies, collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”).  Greystone Servicing provides primary servicing for its affiliates’ various lending platforms, governmental agencies and CLOs.  Greystone Servicing has a special servicer rating of CSS2+ from Fitch Ratings Inc. and a rating of MOR CS1 from Morningstar Credit Ratings, LLC. Greystone Servicing is also on S&P Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P Global Ratings. As of July 31, 2020, Greystone Servicing or its predecessor company was the named special servicer for approximately 99 transactions representing approximately 1,320 first mortgage loans, with an aggregate stated principal balance of approximately $15,539,575,609.79. Of those 99 transactions, 88 are commercial mortgage-backed securities transactions representing approximately 943 first mortgage loans, with an aggregate stated principal balance of approximately $13,874,119,548.92. The remaining eleven transactions are made up of one CDO, two CLOs and eight SBL Freddie Mac securitizations.  The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States. With respect to such transactions as of such date, Greystone Servicing or its predecessor entity was administering approximately 150 assets with a stated principal balance of approximately $3,768,911,369.70. Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset. Since its (including predecessors’) inception in 2002 and through July 31, 2020, Greystone Servicing has resolved or participated in the resolution of 4,555 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $55,265,391,844.83.

Greystone Servicing has detailed policies and operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Greystone Servicing servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed and updated, as needed, annually. Greystone Servicing also has a formal disaster recovery and business continuity plan, which is reviewed annually. In the past three years there have not been any material changes to Greystone Servicing’s policies and procedures relating to the servicing function Greystone Servicing will perform under the Pooling and Servicing Agreement for assets of the same types as are included in this transaction.

Greystone Servicing will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans or any Serviced Pari Passu Companion Loans. Greystone Servicing may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans, or Serviced Pari Passu Companion Loans, or otherwise. To the extent that Greystone Servicing has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Pooling and Servicing Agreement and the Servicing Standard (as defined in the Pooling and Servicing Agreement).

There are, to the current actual knowledge of Greystone Servicing, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by the Pooling and Servicing Agreement, and Greystone Servicing’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by Greystone Servicing in connection with special servicing of commercial mortgage–backed securitization pools generally.

Greystone Servicing has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which Greystone Servicing was acting as special servicer as a result of any action or inaction of Greystone Servicing as special servicer, including as a result of Greystone Servicing’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.  Greystone Servicing does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement, and therefore Greystone Servicing believes its financial condition will not have a material impact on pool performance or performance of the Certificates.

Greystone Servicing (including its predecessors) has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage backed securities transactions since 2002. The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by Greystone Servicing and its predecessors as special servicer in commercial mortgage backed securities transactions from 2017 through July 31, 2020.

Portfolio Size – CMBS Special Servicing	2017	2018	2019	7/31/2020

Total	$9.4 billion	$7.1 billion	$3.7 billion	$3.8 billion

Greystone Servicing may enter into one or more arrangements with a Controlling Class Certificateholder, the Controlling Class Representative, a Companion Loan Holder or any person with the right to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer’s compensation in consideration of, among other things, Greystone Servicing’s appointment as special servicer under the Pooling and Servicing Agreement and any related Co-Lender Agreement and limitations on such person’s right to replace the special servicer.

Greystone Servicing does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.  In certain instances Greystone Servicing may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

Greystone Servicing occasionally engages consultants to perform property inspections on a property and its local market.  It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, Greystone Servicing is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Greystone Servicing does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Pooling and Servicing Agreement. There are currently no legal proceedings pending against Greystone Servicing, or to which any property of Greystone Servicing is subject, that are material to the Certificateholders and Greystone Servicing has no actual knowledge of any proceedings contemplated by governmental authorities.

Except as disclosed below, Greystone Servicing is not an affiliate of the Depositor, Master Servicer, Certificate Administrator, Operating Advisor, any originator or any other material party related to the transaction.

An affiliate of Greystone Servicing is the owner and holder of Class G, and Class H Certificates.  Greystone Servicing has also been appointed as the Controlling Class Representative.

The information above set forth under this “The Special Servicer” heading has been provided by Greystone Servicing.

A description of additional material terms of the Pooling and Servicing Agreement regarding the role of the special servicer, including limitations on the special servicer’s liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer, is included in the Prospectus Supplement with respect to the Issuing Entity, dated November 24, 2015 and filed with the Securities and Exchange Commission on December 8, 2015 under Commission File No. 333-189017-12.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Assignment and Assumption Agreement (Special Servicing), dated August 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: August 26, 2020

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